UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street			77 Beale Street
P.O. Box 770000			P.O. Box 770000
San Francisco,	California	94177	San Francisco,	California	94177
(Address of principal executive offices) (Zip Code)			(Address of principal executive offices) (Zip Code)
415	973-1000		415	973-1000
(Registrant’s telephone number, including area code)			(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 2.02 Results of Operations and Financial Condition

On February 18, 2020, PG&E Corporation issued a press release reporting its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (the “Utility” and, together with PG&E Corporation, the “Debtors”), for the quarter and year ended December 31, 2019. The press release is attached as Exhibit 99.1 to this report. A slide presentation, which includes supplemental information relating to the Debtors, is attached as Exhibit 99.2 to this report. The Exhibits will be posted on PG&E Corporation’s website at http://investor.pgecorp.com.

The information included in this Current Report on Form 8-K is being furnished, and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure

As previously disclosed, on January 29, 2019 (the “Petition Date”), the Debtors filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). On January 31, 2020, the Debtors filed a Joint Chapter 11 Plan of Reorganization dated January 31, 2020 (the “Proposed Plan”).

Preliminary Financial Data and Financial Projections

In connection with the Debtors’ Chapter 11 Cases, the Debtors entered into confidential discussions with, and provided certain confidential information regarding the Debtors to, certain holders of debt and equity securities of the Debtors, official and certain ad hoc committees and with certain parties to the California Public Utility Commission’s Order Instituting Investigation into the Proposed Plan, which parties received such information on a confidential basis. In connection with those discussions, the Debtors agreed to provide such information publicly and are making the disclosures included in this Item 7.01, including Exhibit 99.3 to this report, in accordance with that agreement. As part of those discussions, the Debtors’ advisors disclosed certain projections. These projections were only intended to provide illustrative relative value based on assumptions of the Debtors’ advisors. These projections should not be construed as having been provided by the Debtors. The projections do not constitute a proposal, term sheet or offer by the Debtors in connection with the Debtors’ discussion with the Investors. The Debtors also attached certain projections filed with the Bankruptcy Court on February 18, 2020 as an exhibit to their previously filed disclosure statement filed pursuant to section 1125 of the Bankruptcy Code. These projections are included on Exhibit 99.4 to this Form 8-K.

The information in Exhibits 99.3 and 99.4 includes certain unaudited financial data that is preliminary and may change, as well as certain financial projections for the fiscal years ending December 31, 2020 through December 31, 2024. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Debtors’ control. Actual results may vary materially from those presented. The financial projections also include certain assumptions related to common and preferred dividends, which are preliminary and subject to change. The financial projections have not been audited and are not presented in accordance with generally accepted accounting principles (“GAAP”). The Debtors believe that the financial projections have been prepared on a reasonable basis, reflecting best estimates and assumptions. However, because this information is highly subjective, it should not be relied on as indicative of future results. The Debtors do not undertake any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in this Item 7.01, including Exhibits 99.3 and 99.4.

The information in this Item 7.01, including Exhibits 99.3 and 99.4, is being furnished and shall not be deemed “filed” for purposes of section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Measures
The information in Exhibits 99.2, 99.3 and 99.4 include certain financial measures that are not prepared in accordance with GAAP, including “non-GAAP core earnings” and “non-GAAP core EPS,” in order to provide measures that allow investors to compare the underlying financial performance of the business from one period to another, exclusive of non-core items. “Non-GAAP core earnings” is a non-GAAP financial measure and is calculated as income available for common shareholders less non-core items. “Non-core items” include items that the management of the Debtors does not consider representative of ongoing earnings and affect comparability of financial results between periods. “Non-GAAP core EPS,” also referred to as “non-GAAP core earnings per share,” is a non-GAAP financial measure and is calculated as non-GAAP earnings from operations divided by common shares outstanding (diluted). The Debtors use non-GAAP core earnings and non-GAAP core EPS to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. The Debtors believe that non-GAAP core earnings and non-GAAP core EPS provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance.
Because Non-GAAP core earnings and non-GAAP core EPS are not measurements determined in accordance with GAAP and are susceptible to varying calculations, such measures may not be comparable to other similarly titled measures presented by other companies. Non-GAAP core earnings and non-GAAP core EPS are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders.
Exhibits
The information included in the Exhibits to this report is incorporated by reference in response to this Item 7.01, is being “furnished” and shall not be deemed to be “filed” for purposes of section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.
Public Dissemination of Certain Information
PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	Press release dated February 18, 2020
Exhibit 99.2	Slide presentation dated February 18, 2020
Exhibit 99.3	PG&E Business Outlook slide presentation dated February 18, 2020
Exhibit 99.4	Consolidated Financial Projections as of February 18, 2020

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Debtors, as well as forecasts and estimates regarding the Debtors’ five-year financial forecast. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2018, as updated in their subsequent their joint quarterly reports on Form 10-Q and their joint annual report on Form 10-K for the year ended December 31, 2019 and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Additional factors include, but are not limited to, those associated with the Chapter 11 cases of PG&E Corporation and the Utility that commenced on January 29, 2019. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

No Securities Offering

This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ JASON P. WELLS
Dated:	February 18, 2020	Jason P. Wells Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
Dated:	February 18, 2020	David S. Thomason Vice President, Chief Financial Officer and Controller